SUPPLEMENT DATED MAY 1, 1998
                              TO THE PROSPECTUS OF
                          FRANKLIN FLOATING RATE TRUST
                               DATED APRIL 1, 1998


The prospectus is amended as follows:

I. The third sentence under the subsection "Opening Your Account" on page 36 is deleted.

II. The following new subsection is added to the bottom of page 37.

      MAY I BUY COMMON SHARES IN CONNECTION WITH RETIREMENT PLANS?

      Retirement plan investors should be aware of the following features of the Fund which may impact their decision as to whether the Fund is an appropriate investment for the retirement plan. Common Shares are not liquid; unlike open end fund shares, they are not redeemable on each day that the Fund is open for business; and unlike traditional closed end funds, shares of the Fund do not trade on any exchange and thus cannot readily be sold. Although the Fund has adopted policies to provide quarterly Tender Offers, these Tender Offers may not provide shareholders with the degree of liquidity they desire or may require for tax purposes. Additionally, even during a Tender Offer a shareholder may not be able to have all of the shares it wishes to tender be repurchased by the Fund. If the number of shares tendered by all shareholders exceeds the repurchase amount authorized by the Board, the Fund may not be able to repurchase all shares submitted and thus may repurchase shares on a pro rata basis. The Fund also imposes an Early Withdrawal Charge on the proceeds payable to shareholders from the Fund's repurchase of Common Shares tendered by shareholders within 12 months of their purchase.

      The features described above could result in a retirement plan paying an Early Withdrawal Charge and/or not being able to comply with mandatory distribution requirements. Accordingly, retirement plan investors may wish to limit the percentage of plan assets, for example to 10%, that are invested in the Fund.

      The Fund does not monitor retirement plan requirements for any investor. Please consult your legal, tax or retirement plan specialist before choosing a retirement plan or electing to invest in the Fund through a retirement plan. Your investment representative or advisor can help you make investment decisions within your plan.

      Plan documents are required for all retirement plans. Trust Company can provide the plan documents for you and serve as custodian or trustee.

      Trust Company can provide you with brochures containing important information about its plans. To establish a Trust Company retirement plan, you will need an application other than the one included in this prospectus. For a retirement plan brochure or application, call Retirement Plan Services.

III. The subsection titled "PAYMENTS TO SECURITIES DEALERS" on page 38 is replaced in its entirety with the following.

      The payments described below may be made to Securities Dealers who initiate and are responsible for purchases of Common Shares. The payments are subject to the sole discretion of Distributors, and are paid by Distributors or one of its affiliates and not by the Fund or its shareholders.


      1. For purchases of Common Shares - 1.00% of the dollar amount of Common Shares sold by the Securities Dealers. This payment consists of 0.75% of sales commission and 0.25% of service fee (for the first year's services). For purchases of $3 million or more where the Securities Dealer has waived this payment, the Common Shares purchased will qualify for a waiver of the Early Withdrawal Charge. In these circumstances Distributors, at its discretion, may pay Securities Dealers up to 0.50%, paid over the initial six months of investment, of the dollar amount invested.

      2. Purchases by trust companies and bank trust departments, and Eligible Governmental Authorities - up to 0.25% of the amount invested

      A Securities Dealer may receive only one of these payments for each qualifying purchase. For Securities Dealers who receive payments described in paragraph 1 above, if Common Shares remain outstanding for at least twelve months from the date of their original purchase, Distributors will, beginning in the thirteenth month, compensate the Securities Dealers quarterly at an annual rate of 0.50% of the value of the Common Shares sold by the Securities Dealers and remaining outstanding.

      The total compensation paid to selected Securities Dealers and Distributors, including, but not limited to, the compensation paid at the time of purchase, the quarterly payments mentioned above and the Early Withdrawal Charge will not amount to more than 8.00% of the initial gross proceeds of the offering and will comply with the NASD Conduct Rule regarding sales charges of open-end investment companies.

IV. The following is added as the third bullet point on page 44 under the subsection "WAIVERS OF THE EARLY WITHDRAWAL CHARGE" (that begins on page
      43).

          Purchases of $3 million or more if the Securities Dealer of record received a payment from Distributors of 0.50% or less in connection with the purchase.

V. The following definition is added to the section "Glossary - Useful Terms and Definitions" beginning on page 58.

     TRUST COMPANY - Franklin Templeton Trust Company. Trust Company is an affiliate of Distributors and both are wholly owned subsidiaries of Resources.